UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2024

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 765-7675

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure regarding the Additional Forward Sale Agreement (as defined below) under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

As previously reported in a Current Report on Form 8-K filed on November 25, 2024 with the Securities and Exchange Commission (the “Prior Form 8-K”), on November 25, 2024, Old National Bancorp (the “Company”) entered into (i) an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative for the underwriters named therein (collectively, the “Underwriters”) and as forward seller (the “Forward Seller”), and Citibank, N.A., acting in its capacity as the forward purchaser (the “Forward Purchaser”), relating to the registered public offering and sale of 19,047,619 shares of common stock, no par value per share, of the Company (“Common Stock”), and (ii) a forward sale agreement (the “Forward Sale Agreement”) with the Forward Purchaser relating to 19,047,619 shares of Common Stock. Pursuant to the Underwriting Agreement, the Underwriters were also granted a 30-day option to purchase up to an additional 2,857,143 shares of Common Stock.

On November 25, 2024, the Underwriters exercised in full their option to purchase the additional 2,857,143 shares of Common Stock pursuant to the Underwriting Agreement and, in connection therewith, the Company entered into an additional forward sale agreement (the “Additional Forward Sale Agreement”) with the Forward Purchaser relating to 2,857,143 shares of Common Stock, on terms essentially similar to those contained in the Forward Sale Agreement.

The descriptions of the Underwriting Agreement, the Forward Sale Agreement and the Additional Forward Sale Agreement set forth above do not purport to be complete and are qualified in their respective entireties by reference to the terms and conditions of the Underwriting Agreement and the Forward Sale Agreement, which are filed as Exhibits 1.1 and 10.4, respectively, to the Prior Form 8-K, and the Additional Forward Sale Agreement, which is filed as Exhibit 10.1 hereto, and, in each case, incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

10.1	Additional Forward Sale Agreement, dated as of November 25, 2024, between Old National Bancorp and Citibank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024

OLD NATIONAL BANCORP

By:	/s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President, Chief Legal Officer and Corporate Secretary